                                                                    EXHIBIT 99.6
                              SECURITY AGREEMENT
                              ------------------


     This Security Agreement (this "Agreement") made this 11th day of October, 1996, between OXIS International, Inc. ("Debtor"), a Delaware corporation having its chief executive office at 6040 North Cutter Circle, Suite 317, Portland, Oregon 97217-3985, and Capital Ventures International ("Secured Party "), a Cayman Islands corporation with offices c/o Bala International, Inc. 401 City Line Avenue, Suite 220, Bala Cynwyd, Pennsylvania 19004, the address from which information concerning Secured Party's security interests hereunder may be obtained, for itself and as Secured Party for each of the parties who have executed the Purchase Agreement (as defined below) (collectively, the "Buyers").

                                  BACKGROUND
                                  ----------

     A. Reference is made to that certain Securities Purchase Agreement of even date herewith among the Debtor, the Secured Party and the other Buyers (the "Purchase Agreement").

     B. Pursuant to the Purchase Agreement, Debtor has issued to each of the Buyers, Debtor's Secured Convertible Term Notes due June 8, 1997 in the aggregate principal amount (collectively, together with any and all renewals, replacements, renewals, extensions, modifications and rearrangements thereof, the "NOTES").

     C. Pursuant to and in accordance with the Purchase Agreement, Debtor is required to grant to Secured Party, as agent for the Buyers, a security interest in and continuing liens on certain assets of Debtor.

     NOW, THEREFORE, with the foregoing Background incorporated herein by this reference, the parties hereto, intending to be legally bound, covenant and agree as follows:

     SECTION 1.  CERTAIN DEFINITIONS.
                 -------------------

          1.1 "Account", "Account Debtor", "Chattel Paper", "Contracts", "Document", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instrument", "Inventory", "Proceeds" and "Purchase Money Security Interest" shall have the same respective meanings as are given to these terms in or for the purposes of the Uniform Commercial Code as enacted in the State of Delaware ("UCC").

          1.2 "Books and Records" means all present and future books of account of every nature, correspondence, memoranda, invoices, ledger cards, bills of lading and other shipping evidence, tapes, disks, diskettes and other software storage media and devices, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary or machine language, and whether on or off the premises of Debtor.

          1.3 "Collateral" means the property of Debtor described in Section 2 of this Agreement.

          1.4 "Event of Default" shall have the meaning ascribed to such term in the Purchase Agreement and/or the Notes.

          1.5 "Obligations" means the obligations of Debtor (a) to pay the principal of and the interest on the Notes in accordance with the terms hereof and thereof, and to satisfy all other existing and future debts, liabilities and obligations of Debtor in favor of the Buyers, whether matured or unmatured, direct or indirect, absolute or contingent, or joint or several including, without limitation, any liabilities of Debtor to others which the Buyers may obtain by assignment or otherwise, (b) to repay Secured Party or any Buyer for all amounts advanced by Secured Party or any Buyer hereunder or otherwise to or for the benefit of Debtor including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees or other lienors, or for taxes, levies, insurance, rent, repairs to or maintenance or storage of any of the Collateral, (c) to repay Secured Party for its costs of curing any Event of Default which Secured Party, in its sole discretion, elects to cure, (d) all of the obligations, covenants and agreements of Debtor under and pursuant to the Purchase Agreement, the Warrants (as defined in the Purchase Agreement), and the Registration Rights Agreement (as defined in the Purchase Agreement), and (e) to repay Secured Party for its fees, expenses and costs (including the reasonable fees and expenses of Secured Party's counsel) in connection with the preparation, negotiation, administration, amendment, modification or enforcement of this Agreement, the Purchase Agreement, the Notes and any and all instruments, agreements or documents executed and/or delivered in modification, renewal, extension, rearrangement or replacement hereof and thereof, and Secured Party's rights hereunder, thereunder and under the instruments, agreements and documents required pursuant to this Agreement, and in connection with any proceeding brought or threatened to enforce payment of any of the Obligations including, without limitation, any bankruptcy and other insolvency proceeding, whether instituted by or against Debtor and/or any endorser, surety or guarantor of any Obligations .

          1.6 "Permitted Liens" means the liens, claims or encumbrances, if any, described on Exhibit A attached hereto, incorporated herein by this
                  ---------
reference and hereby made a part hereof.

          1.7 "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court or government or political subdivision or agency thereof.

     SECTION 2.  COLLATERAL SECURITY.
                 -------------------

          As security for the prompt payment, performance and satisfaction of all Obligations, Debtor hereby assigns, pledges, hypothecates, transfers and sets over to Secured Party, as agent for the Buyers, all of Debtor's right, title and interest in and to, and hereby grants to Secured Party a continuing lien on and security interest in and to, all of the property described on Exhibit B attached hereto wherever located, whether now owned or existing or
---------
hereafter acquired or arising, together with all replacements, accessions, parts, additions and substitutions therefor and thereof.

     SECTION 3.  OBLIGATIONS SECURED.
                 -------------------

          The Collateral secures all of the Obligations and the liens and security interests granted pursuant to this Agreement may be retained by Secured Party, as agent for the Buyers, until all such Obligations have been paid and satisfied in full.


     SECTION 4.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

          Debtor hereby represents and warrants, which representations and warranties shall be deemed continuing until all Obligations have been paid and satisfied in full, as follows:

          4.1 Debtor is a corporation duly organized and in good standing under the laws of its state of formation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Debtor's financial condition, results of operation or business or the rights of Secured Party in or to any of the Collateral.

          4.2 The execution, delivery and performance of this Agreement, the Purchase Agreement and the transactions contemplated hereunder and thereunder are all within Debtor's corporate powers, have been duly authorized by Debtor and will not violate any provision of any applicable law, rule or regulation, judgment, order, writ or decree, or of any contract, agreement, indenture or instrument to which Debtor is a party or by which Debtor or its assets (including the Collateral) are or may be bound including, without limitation, any rule or regulation of the U.S. Food and Drug Administration (the "FDA") or any comparable foreign agency or regulatory authority;

          4.3 This Agreement, the Obligations and all related instruments, agreements and documents, when executed and/or delivered by Debtor, will represent the legal, valid and binding Obligations of Debtor, enforceable against Debtor in accordance with their respective terms;

          4.4 No Event of Default or event which, with the passage of time or the giving of notice, or both, will result in an Event of Default has occurred;


          4.5 Debtor follows and is in compliance with the FDA good manufacturing procedures (as defined and described in the applicable FDA rules and regulations) and Debtor has received no notice of any deficiency, violation or default of the rules and regulations of the FDA or any other applicable domestic or foreign federal, state or local agency or regulatory authority with respect to Debtor's business including, without limitation, the manufacture, distribution or sale any of the Assays (as defined on Exhibit B attached
                                                      ---------
hereto);

          4.6 Other than as stated in Schedule 3(e) to the Purchase Agreement, Debtor is not in default in any respect under, or in violation in any respect of, any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound, and Debtor is in compliance in all respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, federal, state or local governmental authority, except to the extent such default, violation or non-compliance would not result in or cause a material adverse change in the assets, business or prospects of Debtor, or have an adverse effect on the legality, validity or enforceability of this Agreement or the Purchase Agreement or priority of the security interests or liens of Secured Party in the Collateral, or would impair the ability of Debtor to perform its obligations under this Agreement or under any of the other financing agreements, or of Secured Party to enforce any Obligation or realize upon any Collateral;

          4.7 Other than as stated in Schedules 3(f) and 3(h) to the Purchase Agreement, there are no judgments or judicial or administrative orders or proceedings pending, or to the knowledge of Debtor threatened, against or affecting Debtor in any court or before any governmental authority or arbitration board or tribunal which may adversely affect the condition (financial or otherwise) of Debtor or the assets (including the Collateral) of Debtor, or the ability of Debtor to perform under this Agreement, the Obligations or any related instruments, agreements or documents;

          4.8 The security interests and liens granted to Secured Party under this Agreement constitute valid and, upon the filing of a UCC-1 financing statement with the Office of the Oregon Secretary of State, perfected first priority liens and security interests in and upon the Collateral, subject only to Permitted Liens;

          4.9 Debtor has good and marketable title in fee simple (or its equivalent under applicable law) to all of the properties and assets it purports to own, free from liens, claims and encumbrances of any third Person, except for Permitted Liens;

          4.10 Debtor's chief executive office and the address at which the Books and Records relating to the Collateral are located, is as set forth on the first page of this Agreement, and all other locations of the Collateral, if any, are shown on Exhibit C attached hereto,
             ---------
incorporated herein by this reference and hereby made a part hereof. Exhibit C
                                                                     ---------
correctly identifies any Collateral locations which are not owned by Debtor and sets forth the owners and/or operators thereof, and to the best of Debtor's knowledge, the holders of any mortgages on such location; and

          4.11 There are no patents, trademarks, third party licenses or other third party rights required for the commercial exploitation of the Assays including, without limitation, for the manufacture, distribution, and sale thereof.

     SECTION 5.  COVENANTS.
                 ---------

          Debtor covenants and agrees with Secured Party that, so long as any of the Obligations remain unpaid or unsatisfied, it will comply with the following covenants:

          5.1 Simultaneously with Debtor's receipt of the proceeds of the Notes Debtor shall pay the entire outstanding principal balance and accrued and unpaid interest indebtedness owing to Silicon Valley Financial Services ("SVFS") under and pursuant to that certain Factoring Agreement dated September 6, 1996 between Debtor and SVFS (the "Factoring Agreement"), and thereafter Debtor shall not borrow or incur any indebtedness under the Factoring Agreement without the prior written consent of Secured Party;

          5.2 Debtor shall use its best efforts to obtain, as soon as practicable after the execution of this Agreement, the written consent of SVFS to the granting of the liens and security interest granted pursuant to this Agreement and, upon request of Secured Party, shall provide to Secured Party written evidence of Debtor's efforts to obtain such consent;

          5.3 Debtor shall, within five (5) Business Days after the date hereof, provide written notice to United States National Bank of Oregon to the granting of the liens and security interest granted pursuant to this Agreement and shall provide to Secured Party written evidence of such notice;

          5.4 Debtor will immediately notify Secured Party, in writing at Secured Party's address set forth on the first page of this Agreement, of any prospective change of business location or of any additions or changes to the locations of Collateral shown on the first page of this Agreement or on Exhibit C;
---------

          5.5 Debtor will execute and deliver to Secured Party all such further instruments and do all such further acts and things as Secured Party may request or as may be necessary or desirable to effectuate the purposes of this Agreement, or for filing financing or continuation statements or other instruments or records necessary or proper for perfection of the security interest of Secured Party. Secured Party may execute on behalf of any Debtor and file or record any such documents in such manner as Secured Party may see fit to effectuate the purposes hereof;

          5.6 Debtor shall keep complete and accurate Books and Records and make all necessary entries therein to reflect the quantities, costs and location of the Collateral. Debtor shall permit Secured Party or any other holder of Notes, its officers, employees, agents and representatives at any time and from time to time, to have full access to all of the Books and Records and any other records pertaining to Debtor's business or the Collateral which Secured Party may reasonably request, and shall cause all Persons to make all such Books and Records in their possession reasonably available to Secured Party, its officers, employees, agents and representatives and, if deemed necessary by Secured Party, in its sole discretion, permit Secured Party, its officers, employees, agents and representatives to remove the Books and Records, for a reasonable period of time, from Debtor's place(s) of business or any other place where they may be found for the purpose of examining, auditing and/or reproducing the same. Subject to the terms and conditions of this Agreement, any of Debtor's Books and Records so removed by Secured Party, its officers, employees, agents or representatives, shall be returned to Debtor as soon as Secured Party shall have completed its inspection, audit and/or reproduction thereof. Secured Party's right to take possession of the Books and Records shall be enforceable at law by an action of replevin or by any other appropriate remedy at law or in equity;

          5.7 Without limiting the generality of any provision of this Agreement, Debtor shall maintain the master device files for each Assay at the chief executive office of Debtor, all in accordance with the rules and regulations of the FDA; and, upon reasonable prior notice, shall permit Secured Party and Secured Party's authorized representatives to inspect such master device files;

          5.8 If the manufacture or distribution of any Assay now or hereafter requires a patent, trademark or third party license, Debtor shall immediately notify Secured Party and thereafter Debtor shall take such actions and execute such documents and instruments as Secured Party may require to perfect the lien of Secured Party in such patent, trademark or license agreement;

          5.9 Debtor shall promptly pay, when due, all taxes, assessments and impositions upon the Collateral or for its use or operation or upon this Agreement or the Obligations including, without limitation, any and all documentary stamp and intangible taxes, and shall promptly furnish to Secured Party the receipted bills therefor; provided, however, Debtor shall have the
                                    --------  -------
right to contest the payment of taxes, assessments and impositions, if (a) such contest will not have a material adverse effect on the Collateral, (b) Debtor prosecutes such contest in good faith and with due diligence, and (c) Debtor has established reserves for such taxes, assessments or impositions in accordance with generally accepted accounting principles, consistently applied. At its option, Secured Party may (without obligation) discharge taxes, liens or security interests, or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party, on demand, together with interest at the highest rate set forth in the Notes, for any payment made, or any expense incurred by Secured Party, pursuant to the foregoing authorization;

          5.10 Debtor shall at any time and from time to time allow Secured Party, by or through any of its officers, employees, agents or representatives, to examine or inspect the Collateral, wherever located;

          5.11 If the Collateral includes any property for which a Document, Instrument, or certificate of title is issuable, Debtor shall, subject to any reasonable limitations imposed by the holder of a Permitted Lien, within ten
(10) business days after Debtor obtains possession of such Collateral, submit to Secured Party an appropriate Document, Instrument, or certificate of title for such Collateral and shall, at Debtor's sole expense, execute and deliver all forms and applications so as to cause a notation of the lien on and security interest in and to such Collateral granted to Secured Party pursuant to this Agreement to be made, noted and/or recorded on any such Document, Instrument, or certificate of title. If any such Collateral is subject to a prior encumbrance, the Document, Instrument, or certificate of title relating to such Collateral shall nevertheless reflect a lien on and security interest in and to such Collateral in favor of Secured Party and possession of such Document, Instrument, or certificate of title shall be given to Secured Party after release or satisfaction of such prior encumbrance. Debtor hereby authorizes such prior encumbrance holder to deliver such Document, Instrument, or certificate of title directly to Secured Party (and not to Debtor) and such prior encumbrance holder may rely on a copy of this Agreement for the purpose of relinquishing and delivering possession of such Document, Instrument, or certificate of title directly to Secured Party;

          5.12 If any of the Collateral or any of the Books and Records are, at any time, to be located on premises leased by Debtor or on premises owned by Debtor subject to a mortgage or other lien, Debtor shall obtain and deliver, or cause to be obtained and delivered to Secured Party, prior to delivery of any Collateral or Books and Records to such premises, an agreement, in form and substance satisfactory to Secured Party and its counsel, pursuant to which such landlord, mortgagee or other lien holder waives its rights, if any, to enforce any claims against Debtor for monies due under a landlord's lien, mortgagee's mortgage or other lien by levy or distraint, or similar proceeding against the Collateral or the Books and Records, and assuring Secured Party's ability to have access to the Collateral and the Books and Records in order to exercise Secured Party's rights to take possession thereof and to remove the same from such premises and/or to prepare for disposition and dispose of the same at or about such premises;

          5.13 If the Collateral or any part of the Collateral is purchased or to be purchased by Debtor with the Proceeds of any loan, advance or extension of credit made by Secured Party to or for the benefit of Debtor, Debtor shall join with Secured Party in executing and/or delivering all notices or other instruments, agreements and documents deemed necessary to enable Secured Party to perfect a Purchase Money Security Interest in and to such Collateral;

          5.14 If any of Debtor's Accounts or Contracts arise out of a Contract with the United States of America or any department, agency or instrumentality thereof, Debtor shall immediately notify Secured Party thereof in writing and execute any and all instruments, agreements and documents, and take such other and further steps as may be required by Secured

Party, in order that the liens on and security interests in and to such Collateral, and in the Proceeds thereof, shall be protected under the provisions of the Federal Assignment of Claims Act;

          5.15 If any of Debtor's Accounts or Contracts are or become evidenced by a promissory note, trade acceptance or any other negotiable or non-negotiable Instrument, Debtor shall promptly deliver any such Instruments to Secured Party appropriately endorsed to Secured Party's order, and regardless of the form of such endorsement, Debtor hereby waives presentment, demand, dishonor, notice of dishonor, protest, notice of protest and all other notices with respect thereto;

          5.16  Debtor shall immediately notify Secured Party, in writing, of
(a) any event causing a material loss or decline in the value of the Collateral (whether or not covered by insurance) and of the amount of such loss or depreciation, (b) the inability or unwillingness of any Account Debtor to pay or preserve the Collateral, and of any defense, set-off or counterclaim asserted by any Account Debtor, and (c) any Collateral having been returned by any Account Debtor to Debtor for any reason. Debtor agrees not to return any Inventory to the supplier thereof, or to sell or otherwise dispose of Goods returned or repossessed from Buyers, lessees or consignees thereof, without Secured Party's prior written consent;

          5.17 Debtor shall, at its sole cost and expense, (a) preserve the Collateral and Debtor's rights against any Person free and clear of all liens, claims and encumbrances, except for Permitted Liens and liens, claims and encumbrances created pursuant to this Agreement, (b) defend its right, title and interest in and to the Collateral and (c) defend the Collateral against any and all claims and demands of all Persons at any time or from time to time claiming the same or any interest therein. Debtor will not grant to any Person, other than Secured Party, any lien on or security interest in and to the Collateral, nor allow any Person other than Secured Party to obtain a lien on or security interest in and to or levy upon the Collateral;

          5.18 Debtor shall, at its sole cost and expense, maintain the Collateral in good condition and repair at all times and shall not waste, abuse or destroy, or use in violation of any applicable laws, any of the Collateral;

          5.19 Debtor shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Secured Party as to form, amount and insurer. Debtor shall furnish such certificates, policies or endorsements to Secured Party as Secured Party shall require as proof of such insurance, and, if Debtor fails to do so, Secured Party is authorized, but not required, to obtain such insurance at the expense of Debtor. All policies shall provide for at least thirty (30) days prior written notice to Secured Party of any cancellation or reduction of coverage and that Secured Party may act as attorney for Debtor in obtaining, and at any time an

Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Debtor shall cause Secured Party to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Debtor shall obtain non-contributory Buyer's loss payable endorsements to all insurance policies in form and substance satisfactory to Secured Party. Such Buyer's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Secured Party as its interest may appear and further specify that Secured Party shall be paid regardless of any act omission by Debtor or any of its affiliates. At its option, Secured Party may apply any insurance proceeds received by Secured Party at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Secured Party may determine or hold such proceeds as cash collateral for the Obligations;

          5.20 Debtor shall furnish to Secured Party such data and information as Secured Party may at any time or from time to time require including, without limitation, (a) financial statements, (b) schedules, in form and detail satisfactory to Secured Party, reflecting the names and addresses of Account Debtors, lessees and consignees, together with the amounts due under all outstanding Accounts, Chattel Paper, Instruments, leases and consignment agreements. Secured Party may also require Debtor to submit to Secured Party copies of all invoices pertaining to any and all such Accounts, Chattel Paper, Instruments, leases and consignment agreements, with evidence of performance of services or the shipment of Goods, the sale, consignment or leasing of which have given rise to the same, and Debtor hereby agrees, at Secured Party's request, to notify all such Account Debtors, lessees and consignees to pay to Secured Party directly all amounts due Debtor;

          5.21 Debtor will collect its Accounts and sell its Inventory only in the ordinary course of its business; and

          5.22 Debtor shall, upon request of Secured Party or, after the occurrence of an Event of Default Secured Party itself may in the name of Secured Party or Debtor and without notice to Debtor, at any time or from time to time, notify Account Debtors and other obligors of debts, liabilities and obligations to Debtor that are included in the Collateral of Secured Party's interest in the Collateral pursuant to this Agreement and direct all payments to be made to Secured Party with respect to such Collateral. After the occurrence of an Event of Default, Secured Party shall have the right at any time and from time to time, in Secured Party's name or in the name of a nominee of Secured Party, to verify the validity, amount or any other matter relating to any Account or Collateral, by mail, telephone, facsimile transmission or otherwise. Secured Party may demand, sue for, collect or receive any money or property payable or receivable on any Accounts, Contracts, and General Intangibles, and settle, release, compromise, adjust, sue upon, foreclose, realize upon or otherwise enforce any Accounts, Contracts, or rights in General Intangibles as Secured Party may determine (whether or not Debtor is in default of this Agreement).

     SECTION 6.  SIGNATORY AUTHORIZATION/POWER-OF-ATTORNEY.
                 -----------------------------------------

          Debtor hereby appoints any employee, officer, agent or representative of Secured Party as Debtor's true and lawful attorney-in-fact with the following powers:

          6.1 To sign and endorse the name of Debtor upon any Instrument, Chattel paper, financing statements and continuations thereof, and upon any other Instruments or Documents required by Secured Party to perfect and continue perfected liens on and security interests in and to the Collateral, and all other notes, checks, drafts, money orders or other Instruments of payment or regarding sale or other disposition of any Collateral which comes into possession of Secured Party;

          6.2 After the occurrence of an Event of Default, to sign and endorse the name of Debtor upon any invoices and Documents including, without limitation, freight or express bills, bills of lading or storage or warehouse receipts relating to the Collateral;

          6.3 After the occurrence of an Event of Default, to give written notices and request verifications and execute assignments with respect to Accounts, Contracts and rights in General Intangibles;

          6.4 After the occurrence of an Event of Default, to give written notice to such officers and officials of the United States Post Office to effect such change or changes of address so that all mail may be delivered directly to Secured Party (all mail not related to the Obligations or the Collateral shall be returned to Debtor);

          6.5 After the occurrence of an Event of Default, to receive all mail addressed to Debtor, to open all such mail and to endorse the name of Debtor upon any draft, check or other Instrument(s) which may be payable to Debtor in payment of, arising from or relating to, the Collateral;

Granting unto said attorney full power to do any and all things necessary to be done with respect to the foregoing and such other authorizations as are granted to Secured Party herein as fully and effectively as Debtor might or could do, and hereby ratifying all its said attorney shall lawfully do or cause to be done by virtue hereof. This power-of-attorney, being coupled with an interest, shall be deemed irrevocable until all of the Obligations to Secured Party are paid and satisfied in full.


     SECTION 7.  SECURED PARTY'S RIGHTS UPON DEFAULT.
                 -----------------------------------

          Upon the occurrence of an Event of Default, the Obligations shall be immediately due and payable without notice or demand and Secured Party shall have, in addition to any and all rights and remedies that Secured Party may then have under the instruments, agreements and documents evidencing the Obligations, the UCC or at law or in equity, at its option, and without further action, the unconditional right to do any one or more of the following:

          7.1 Exercise any or all rights, remedies, benefits and privileges available to Secured Party under this Agreement, the Purchase Agreement, the Notes, and those available to a secured party under the UCC, as well as those under any other applicable agreement with respect to any of the Collateral, and to apply such monies and the net Proceeds of the Collateral to any of the Obligations in such order as Secured Party, in its sole discretion, may elect;

          7.2 Require Debtor to assemble all or part of the Collateral as Secured Party may in its sole discretion request or demand and make the same available to Secured Party in a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor;

          7.3 Without limiting the generality of the foregoing, Secured Party may immediately, without demand of performance and without other notice (except as specifically required by this Agreement or the Collateral Documents) or demand whatsoever to Debtor, all of which are hereby expressly waived, sell at public or private sale or otherwise realize upon, in Portland, Oregon or elsewhere, the whole or, from time to time, any part of the Collateral, or any interest which Debtor may have therein, in one or more parcels at public sale or sales, at any exchange, broker's board or elsewhere, at such price and on such terms as Secured Party may deem best, for or on credit, or for future delivery without assumption of any credit risk. Notice of any sale or other disposition shall be given to Debtor at least ten (10) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the Collateral is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. Debtor agrees to assemble, or to cause to be assembled at its expense, the Collateral at such place or places as Secured Party shall designate. At any such sale or other disposition, Secured Party may, to the extent permissible under applicable laws, purchase the whole or any part of the Collateral, free from any right or equity of redemption on the part of Debtor, which right or equity is hereby waived and released.

          7.4 The proceeds of any disposition of the Collateral or other action by Secured Party shall be applied as follows:

               (a) First, the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Collateral or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses;

               (b) Second, to the satisfaction of the Obligations;

               (c) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(a)(3) of the UCC); and

               (d) Fourth, to Debtor, to the extent of any surplus proceeds, absent the agreement of the parties to the contrary.

          7.5 Without limiting the generality of any of the rights and remedies conferred upon Secured Party under this paragraph, Secured Party may, to the full extent permitted by applicable laws:

               (a) Enter upon the any of Debtor's premises and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so;

               (b) At Secured Party's option, use, operate, manage and control the Collateral in any lawful manner;

               (c) Exercise rights of set-off in accordance with applicable law;

               (d) Maintain, repair, renovate, alter, remove, abandon or relinquish rights in and to the Collateral as Secured Party may determine in its discretion;

               (e) Cure any default in any reasonable manner and add the cost of any such cure to the Obligations and accrue interest thereon at the highest rate of interest then being charged to Debtor on any of the Obligations;

               (f) Notwithstanding any outstanding commitment of any Buyer to Debtor to make additional and further loans, advances or extensions of credit to or for the benefit of Debtor, declare any such commitment null and void and of no further force and effect whatsoever; and

               (g) Retain all of Debtor's Books and Records relating to the Collateral.

     SECTION 8.  MISCELLANEOUS.
                 -------------

          8.1 This Agreement shall inure to the benefit of, and is and shall continue to be binding upon, the parties hereto, the Buyers and their respective heirs, personal representatives, successors and assigns, including, without limitation, receivers, trustees and debtors-in-possession, but nothing contained herein shall be construed to permit Debtor to assign this Agreement or any of Debtor's rights or obligations hereunder without Secured Party's prior written consent, which consent may be withheld in Secured Party's sole and absolute discretion. It is expressly intended by the parties hereto that the Buyers be deemed third party beneficiaries of the representations, warranties, covenants and other agreements contained in this Agreement.

          8.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties to this Agreement agree to the jurisdiction of the federal courts located in Philadelphia, Pennsylvania for resolution of controversies arising out of or relating to this Agreement, the Notes and any related instruments, agreements or documents.

          8.3 Debtor agrees to pay upon demand, all expenses (including reasonable fees and expenses of attorneys, experts and agents) incurred in any way in connection with the exercise, defense or assertion of any rights or interests of Secured Party hereunder or the enforcement of any provisions hereof, or the management, preservation, use, operation, maintenance, collection, possession, disposition or enforcement of any of the Collateral (all such expenses to be Obligations hereunder), plus interest thereon at the highest rate specified in the documents and agreements evidencing the Obligations. Debtor agrees to defend, indemnify and save Secured Party and its directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, costs and expenses, arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Agreement) or Secured Party's interest in the Collateral, including claims for the return or disgorgement of amounts paid to Secured Party, whether or not ultimately successful, whether brought by Debtor or any other party, and in connection therewith to indemnify it against all costs, reasonable counsel fees, expenses and liabilities incurred in or about the defense of any such claims, actions or proceedings brought or threatened thereon, whether brought by Debtor or any other party, except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct.

          8.4 If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

          8.5 The rights, powers and remedies of Secured Party hereunder are cumulative, concurrent and not alternative, and shall not be exhausted by the single assertion or exercise thereof, and the failure of Secured Party to exercise any such right, power or remedy will not be deemed a waiver thereof nor preclude any further or additional assertion or exercise of such right, power or remedy. The waiver of any default, violation or Event of Default hereunder shall not be a waiver of any subsequent default, violation or Event of Default hereunder.

          8.6 No modifications or amendments of this Agreement shall be binding or enforceable unless in writing and signed by duly authorized representatives of Debtor and Secured Party.

          SECTION 9.    AGENCY PROVISIONS.
                        -----------------

     This Section sets forth the relative rights and duties of Secured Party and the Buyers respecting the Obligations and does not (a) confer any enforceable rights on Debtor against the Buyers or create on the part of any Buyer any duties or obligations to the Debtor or (b) create any obligations of Debtor to Secured Party or the Buyers.

          9.1  Application of Payments.  Secured Party shall apply all payments
               -----------------------
of principal, interest, or other amounts hereunder made to Secured Party by or on behalf of Debtor, to the Buyers on the basis of their Pro Rata Share. As used herein, "Pro Rata Share" means, with respect to a Buyer, as of the date of determination, a fraction the numerator of which is equal to the outstanding principal balance evidenced by a Buyer's Note and the denominator of which is equal to the outstanding principal balance of all Notes.

          9.2  Modifications and Waivers.  No modification or amendment hereof,
               -------------------------
consent hereunder or waiver of Event of Default shall be effective except by written consent of the Buyers holding a majority of the outstanding indebtedness evidenced by the Notes (the "Required Buyers"). Each Buyer hereby agrees to execute such further documents, and certificates and deliver such opinions as the Secured Party and its counsel shall so request to implement any termination or replacement contemplated hereby. Any amendment or waiver made pursuant to this Section 9.2 shall apply to and bind all of the Buyers and any future holder of any Notes. No modification or waiver of any provision of this Agreement or any Note, nor any consent to any departure by the Debtor herefrom or therefrom, shall in any case be effective unless the same be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in any similar or other circumstances.

          9.3  Obligations Several.  The obligations of each Buyer hereunder are
               -------------------
several, and each Buyer hereunder shall not be responsible for the obligations of the other Buyers hereunder, nor, will the failure of one Buyer to perform any of its obligations hereunder relieve the other Buyers from the performance of their respective obligations hereunder.

          9.4  Buyer's Representations.  Each Buyer represents and warrants to
               -----------------------
the other Buyers and to the Secured Party that (a) it has been furnished all information it has requested for the purpose of evaluating its proposed participation under this Agreement and the Purchase Agreement; (b) it has decided to enter into this Agreement on the basis of its independent review and credit analysis of Debtor, this Agreement, the Purchase Agreement and the documentation in connection therewith and has not relied for such analysis on any information or analysis provided by any other Buyer or the Secured Party; and (c) it is participating herein for its own account as a commercial transaction and not with a view to the distribution, disposition or participation of its interest herein, and it has no present intention of making any such distribution, disposition or participation.

          9.5  Investigation.  No Buyer shall have any obligation to the others
               -------------
to investigate the condition of the Debtors or any of the Collateral or any other matter concerning the Obligations.

          9.6  Powers of Secured Party.  Secured Party shall have and may
               -----------------------
exercise those powers specifically delegated to Secured Party herein, together with such powers as are reasonably incidental thereto.

          9.7  General Duties of Secured Party, Immunity and Indemnity.  In
               -------------------------------------------------------
performing its duties as agent for the Buyer, Secured Party will take the same care as it takes in connection with loans in which it alone is interested, subject to the limitations on liabilities contained herein; provided that Secured Party shall not be obligated to ascertain or inquire as to the performance of any of the terms, covenants or conditions hereof by Debtor. Neither Secured Party nor any of its directors, officers, agents or employees shall be liable for any action or omission by any of them hereunder or in connection herewith except for gross negligence or willful misconduct. Subject to such exception, each of the Buyers hereby indemnifies Secured Party on the basis of such Buyer's Pro Rata Share, against any such liability, claim, loss or expense.

          9.8  No Responsibility for Representations or Validity, Etc.  Each
               ------------------------------------------------------
Buyer agrees that Secured Party shall not be responsible to any Buyer for any representations, statements, or warranties of Debtor herein. Neither Secured Party nor any of its directors, officers, employees or agents shall be responsible for the validity, effectiveness, sufficiency, perfection or enforceability of this Agreement and any collateral security therefor, or any documents relating thereto or for the priority of any of Buyer's security interests in any such collateral security.

          9.9  Action on Instruction of Buyer; Right to Indemnity.  Secured
               --------------------------------------------------
Party shall in all cases be fully protected in acting or refraining from acting hereunder in accordance with written instructions to it signed by Required Buyers unless the consent of all Buyers are expressly required hereunder in which case Secured Party shall be so protected when acting in accordance with such instructions from all Buyers. Such instructions and any action taken or failure to act pursuant thereto shall be binding on all Buyers, provided that except as otherwise provided herein, Secured Party may act hereunder in its own discretion without requesting such instructions. Secured Party shall be fully justified in failing or refusing to take any action hereunder unless it shall first be specifically indemnified to its satisfaction by the Buyers on the basis of their respective Pro Rata Shares, against any and all liability and expense which Secured Party may incur by reason of taking or continuing to take any such action.

          9.10  Employment of Agents.  In connection with its activities
                --------------------
hereunder, Secured Party may employ Agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized Agents, for the default or misconduct of Agents or attorneys-in-fact selected with reasonable care.

          9.11  Reliance on Documents.  Secured Party shall be entitled to rely
                ---------------------
upon (a) any paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons and (b) upon the opinion of its counsel with respect to legal matters.

          9.12  Expenses.  Each Buyer shall reimburse Secured Party, from time
                --------
to time at the request of Secured Party, for its Pro Rata Share of any expenses incurred by Secured Party in connection with the performance of its functions hereunder; provided, however, that if any Buyer shall reimburse Secured Party
           --------  -------
for expenses for which Debtor subsequently reimburses Secured Party, Secured Party shall remit to such Buyer the respective amount received from such Buyer against such expenses.

          9.13   Resignation of Secured Party.  Secured Party may at any time
                 ----------------------------
resign its position as agent for the Buyers by giving written notice to the Buyers and Debtor. Such resignation shall take effect upon the appointment of a successor Secured Party in accordance with this Paragraph. In the event Secured Party shall resign, the Buyers shall appoint a Buyer as successor Secured Party. If within thirty (30) days of the Secured Party's notice of resignation no successor Secured Party shall have been appointed by Buyer and accepted such appointment, then Secured Party, in its discretion may appoint any other Buyer as a successor Secured Party.

          9.14  Successor Agent.  The successor agent appointed pursuant to
                ---------------
Paragraph 9.13 shall execute and deliver to its predecessor and Buyer an instrument in writing accepting such appointment, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the properties, rights, duties and obligations of its predecessor Agent. The predecessor Agent shall deliver to its successor Agent forthwith all collateral security, documents and moneys held by it as agent for the Buyers, if any, whereupon such predecessor Agent shall be discharged from its duties and obligations as agent for the Buyers under this Agreement.

          9.15  Collateral Security.  Secured Party will hold, administer and
                -------------------
manage any collateral security pledged from time to time hereunder either in its own name or as agent for the Buyers, but each Buyer shall hold a direct, undivided pro-rata beneficial interest therein, on the basis of its Pro Rata Share, by reason of and as evidenced by this Agreement.

          9.16  Enforcement by Secured Party.  All rights of action under this
                ----------------------------
Agreement, the Purchase Agreement and under the Notes and all rights to the collateral security, if any, hereunder may be enforced by Secured Party and any suit or proceeding instituted by Secured Party in furtherance of such enforcement shall be brought in its name as agent for the Buyers without the necessity of joining as plaintiffs or defendants any Buyer, and the recovery of any judgment shall be for the benefit of the Buyers subject to the expenses of Secured Party.

          IN WITNESS WHEREOF, the parties have hereunto caused this Security Agreement to be duly executed as of the day and year first above written.


ATTEST:                                OXIS INTERNATIONAL, INC.




By:       /s/ Jon Pitcher              By:       /s/ Ray R. Rogers
   ______________________________          _________________________________
   Name:  Jon S. Pitcher                   Name:  Ray R. Rogers
   Title: Chief Financial Officer          Title: Chairman


  [Corporate Seal]

                                       CAPITAL VENTURES INTERNATIONAL,
                                       for itself and as agent for the Buyers

                                       By Bala International, Inc. as authorized agent


                                       By:        /S/ Andrew Frost
                                           ___________________________________
                                           Name:  Andrew Frost
                                           Title: Director

     The undersigned are executing this Security Agreement only for the purpose of acknowledging and agreeing to the provisions of Section 9 hereof.



CAPITAL VENTURES INTERNATIONAL
By Bala International, Inc. as authorized agent

By:       /s/ Andrew Frost
   _________________________________
   Name:  Andrew Frost
   Title: Director

S.R. ONE,  LIMITED



By:       /s/ Donald F. Parman
   _________________________________
   Name:  Donald F. Parman
   Title: Vice President

                                   EXHIBIT A

                                Permitted Liens
                                ---------------


     Liens on substantially all of the assets of Debtor (excluding patents and trademarks) in favor of Silicon Valley Financial Services pursuant to that certain Factoring Agreement dated September 6, 1996 between Debtor and Silicon Valley Financial Services.

                                   EXHIBIT B

                                   Collateral
                                   ----------


          All of Debtor's clinical diagnostics products described hereinbelow and all Related Contract and Other Rights (including, without limitation, any and all patents, trademarks, inventory, equipment and general intangibles), now owned or hereafter acquired and necessary or used by Debtor to exploit such clinical diagnostics products (each, an "Assay" and collectively, the "Assays"):

     Innofluor Reagent and Calibrator Sets with the following FDA numbers:

                 Amikacin: Calibrator K903101; Reagent K903100
                 Carbamazepine: Calibrator K893506; Reagent K893507
                 Digitoxin: Calibrator K913186; Reagent K913187
                 Digoxin: Calibrator K895826; Reagent K895828
                 Gentamicin: Calibrator K872462; Reagent K955569
                 Phenobarbital: Calibrator K872461; Reagent K841707
                 Phenytoin: Calibrator K872142; Reagent K955562
                 Quinidine: Calibrator K892212; Reagent K955568
                 Theophylline: Calibrator K872463; Reagent K850629
                 Tobramycin: Calibrator K872349; Reagent K872562
                 Vancomycin: Calibrator K872644; Reagent K872579 Valproic Acid: Calibrator K911466; Reagent K911688

          "Related Contract and Other Rights" includes the following: all assets, rights and interests of Debtor that uniquely reflect or embody the associated goodwill (i.e., all goodwill of Debtor and its business, products and services appurtenant to, associated with or symbolized by the trademarks and the use thereof), including, without limitation, the following:

          A. The master device file and the FDA (or comparable foreign agency or regulatory authority) registration for each Assay;

          B. All patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the trademarks; and

                                                            PAGE 2 OF 3

          C. The following documents and things in the possession or under the control of Debtor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by Debtor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of Debtor in connection with the trademarks, whether prior to, on or subsequent to the date hereof:

          1. all lists, contracts, ancillary documents and other information that identify, describe or provide information with respect to any customers, dealers or distributors of Debtor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the trademarks, including all lists and documents containing information regarding each customer's dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity including, without limitation, with respect to the distributors listed below;

          2. all agreements (including franchise agreements), products and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the trademarks; and

          3. all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the trademarks.

          D. For purposes of this Financing Statement, reference to "trademarks" refers to Debtor's only diagnostics-related trademark, "INNOFLUOR", for which registration is pending with the United States Patent and Trademark Office. Upon registration of the aforementioned trademark, Debtor shall take all steps and measures requested by the Secured Party to perfect Secured Party's lien and security interest in such trademark.

                                                           ---------------------
                                                            PAGE 3 OF 3


                                  Distributors
                                  ------------

Biostat Diagnostics Ltd.                  Biomedical Diagnostics S.A.
United Kingdom                            France

Biomedical Diagnostics N.V.               Immucor Canada Inc.
Belgium                                   Canada

Immuno Diagnostics                        Ingelheim Diagnostica y Technolojica
Australia                                 S.A. Spain


Quatro Biosystems Ltd.                    Rolf Greiner BioChemica GmbH
United Kingdom                            Germany

TEMA ricerca s.r.l.
Italy

                                   EXHIBIT C

                            Locations of Collateral
                            -----------------------


               6040 North Cutter Circle
               Suite 317
               Portland, Oregon 97217-3985